                                                                    EXHIBIT 3.17

                                     [LOGO]
--------------------------------------------------------------------------------

                            CERTIFICATE OF AMENDMENT

                             COMPANIES ACT, PART IA
                               (R.S.Q., C. C-38)

                        I hereby certify that the company

                        SUPERCLUB VIDEOTRON CANADA INC.

                        and its version(s)

                        SUPERCLUB VIDEOTRON CANADA INC.

                        amended its articles on JUNE 7, 2004, under Part IA of the COMPANIES ACT, as indicated in the Articles of Amendment attached hereto.

                                      FILED IN THE REGISTER ON JUNE 8, 2004
[LOGO]                                UNDER REGISTRATION NUMBER 1161958799
                                      [Signed]                                     Acting
                                                                    Enterprise Registrar

        N830C19V97S80JA

                                 [Translation]

ENTERPRISE                                                                 Articles of Amendment                             IMAGE
REGISTRAR
                  LOGO
                                                                                  ------------------------------------------------
                                                                                          COMPANIES ACT (R.S.Q., c. C-38, Part IA)


1. NAME - Enter the new corporate name if it has been
        changed and the previous name in item 5.                        QUEBEC BUSINESS NUMBER
         or                                                   NEQ  1   1   6   1   9   5   8   7   9   9
         - Enter the current name if you retain it and enter
        n/a in item 5.

----------------------------------------------------------------

SUPERCLUB VIDEOTRON CANADA INC. / SUPERCLUB VIDEOTRON
  CANADA INC.

ENTER AN X IN THE BOX IF YOU ARE REQUESTING A DESIGNATING
  NUMBER (NUMBERED COMPANY) INSTEAD OF A NAME.   / /
----------------------------------------------------------------

2. THE ARTICLES OF THE COMPANY ARE AMENDED AS FOLLOWS:

----------------------------------------------------------------

CHANGE OF NAME OF THE COMPANY.

----------------------------------------------------------------

3. EFFECTIVE DATE (if different from filing date of the Articles of Amendment) for applications not covered by item 4.

----------------------------------------------------------------------------------------------------
Date following filing date:                                          Year          Month      Day
                                                              --------------------------------------
----------------------------------------------------------------------------------------------------

4. AMENDMENT OF THE ARTICLES PURSUANT TO SECTIONS 123.140 AND FOLLOWING OF THE COMPANIES ACT.

----------------------------------------------------------------------------------------------------
Enter an X in the box if the application for amendment is filed to correct an illegality or an irregularity or to insert a provision required by the COMPANIES ACT:

-  if the correction or insertion does not affect the rights                                  / /
  of the shareholders or creditors
   (Section 123.140);

-  if the correction or insertion may affect the rights of                                    / /
  the shareholders or creditors - attach a copy
   of the judgment (Section 123.141).
                                                              --------------------------------------
Effective date (the amendment is retroactive to the date of
  the certificate relating to the articles being amended,            Year          Month      Day
unless these articles or the judgment contain a different
date):
                                                              --------------------------------------
----------------------------------------------------------------------------------------------------

5. NAME PRIOR TO AMENDMENT (if different from name appearing in item 1).

----------------------------------------------------------------

9137-5055 QUEBEC INC.

----------------------------------------------------------------

[Stamp of the Government of Quebec:
Filed on JUNE 7, 2004
The Enterprise Registrar]

                                                                              [signed]
                                            ----------------------------------------------------------------------------
                                                                  SIGNATURE OF AUTHORIZED DIRECTOR

                             If space is insufficient, attach an appendix in two copies, identify the relevant item and number the
                                                                pages, if necessary.

01104-1 (2004-04)    SIGN AND RETURN BOTH COPIES TOGETHER WITH YOUR PAYMENT.
                                       DO NOT SEND BY FAX.

                                     [LOGO]
--------------------------------------------------------------------------------

                            CERTIFICATE OF AMENDMENT

                             COMPANIES ACT, PART IA
                               (R.S.Q., C. C-38)

                        I hereby certify that the company

                        9137-5055 QUEBEC INC.

                        amended its articles on MAY 14, 2004, under Part IA of the COMPANIES ACT, as indicated in the Articles of Amendment attached hereto.

                                      FILED IN THE REGISTER ON MAY 18, 2004
[LOGO]                                UNDER REGISTRATION NUMBER 1161958799
                                      [Signed]                                     Acting
                                                                    Enterprise Registrar

        I830I19Q97981MA

                                 [Translation]

ENTERPRISE                                                                 Articles of Amendment                             IMAGE
REGISTRAR
                  LOGO
                                                                                  ------------------------------------------------
                                                                                          COMPANIES ACT (R.S.Q., c. C-38, Part IA)


1. NAME - Enter the new corporate name if it has been
        changed and the previous name in item 5.                        QUEBEC BUSINESS NUMBER
         or                                                   NEQ  1   1   6   1   9   5   8   7   9   9
         - Enter the current name if you retain it and enter
        n/a in item 5.
---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------

9137-5055 Quebec inc.

ENTER AN X IN THE BOX IF YOU ARE REQUESTING A DESIGNATING
  NUMBER (NUMBERED COMPANY) INSTEAD OF A NAME.   / /
----------------------------------------------------------------

2. THE ARTICLES OF THE COMPANY ARE AMENDED AS FOLLOWS:

----------------------------------------------------------------

The provisions regarding:
a) The description of the share capital is amended as they appear from Schedule I;
b) The restriction to the transfer of shares is amended as they appear from Schedule II;
c)  The other provisions are amended as they appear from
    Schedule III
as an integral part of the present articles of amendment and this filing.

----------------------------------------------------------------

3. EFFECTIVE DATE (if different from filing date of the Articles of Amendment) for applications not covered by item 4.

----------------------------------------------------------------------------------------------------
Date following filing date:                                          Year          Month      Day
                                                              --------------------------------------
----------------------------------------------------------------------------------------------------

4. AMENDMENT OF THE ARTICLES PURSUANT TO SECTIONS 123.140 AND FOLLOWING OF THE COMPANIES ACT.

----------------------------------------------------------------------------------------------------
Enter an X in the box if the application for amendment is filed to correct an illegality or an irregularity or to insert a provision required by the COMPANIES ACT:
-  if the correction or insertion does not affect the rights                                  / /
  of the shareholders or creditors
   (Section 123.140);

-  if the correction or insertion may affect the rights of                                    / /
  the shareholders or creditors -- attach a copy
   of the judgment (Section 123.141).
                                                              --------------------------------------
Effective date (the amendment is retroactive to the date of
  the certificate relating to the articles being amended,            Year          Month      Day
unless these articles or the judgment contain a different
date):
                                                              --------------------------------------
----------------------------------------------------------------------------------------------------

5. NAME PRIOR TO AMENDMENT (if different from name appearing in item 1).

----------------------------------------------------------------

N/A

----------------------------------------------------------------

[Stamp of the Government of Quebec:
Filed on MAY 14, 2004
The Enterprise Registrar]

                                                                              [signed]
                                            ----------------------------------------------------------------------------
                                                                  SIGNATURE OF AUTHORIZED DIRECTOR

                             If space is insufficient, attach an appendix in two copies, identify the relevant item and number the
                                                                pages, if necessary.

01104-1 (2004-04)    SIGN AND RETURN BOTH COPIES TOGETHER WITH YOUR PAYMENT.
                                       DO NOT SEND BY FAX.

                                   SCHEDULE I

                                RELATING TO THE

                                 SHARE CAPITAL

The share capital of the Company shall consist of an unlimited number of shares of ten (10) classes, which shall carry the following rights, privileges, conditions and restrictions:

CLASS "A" SHARES: The number of Class "A" Shares is unlimited; Class "A" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the holders of Class "A" Shares, together with the holders of Class "B" Shares, shall be entitled to:

       (a) participate in the property, profits and asset surplus of the Company and, for that purpose, receive any dividend declared by the Company; and

       (b) share the remaining property of the Company upon liquidation or winding-up.

    (2) RESTRICTION.  In addition to the restrictions set forth in
       Section 123.70 of the COMPANIES ACT (Quebec), the Company may not pay any dividend on Class "A" Shares or purchase any such shares by agreement if, as a result thereof, the realizable value of the net assets of the Company is insufficient to redeem the Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares.

    (3) VOTING RIGHT. The holders of Class "A" Shares shall be entitled to vote at all meetings of shareholders of the Company, and each Class "A" Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

CLASS "B" SHARES: The number of Class "B" Shares is unlimited; Class "B" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND AND PARTICIPATION. Subject to the rights and privileges conferred by the other classes of shares, the holders of Class "B" Shares, together with the holders of Class "A" Shares, shall be entitled to:

       (a) participate in the property, profits and asset surplus of the Company and, for that purpose, receive any dividend declared by the Company; and

       (b) share the remaining property of the Company upon liquidation or winding-up.

    (2) RESTRICTION.  In addition to the restrictions set forth in
       Section 123.70 of the COMPANIES ACT (Quebec), the Company may not pay any dividend on Class "B" Shares or purchase any such shares by agreement if, as a result thereof, the realizable value of the net assets of the Company is insufficient to redeem the Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares.

    (3) VOTING RIGHT. The holders of Class "B" Shares shall be entitled to vote at all meetings of shareholders of the Company, and each Class "B" Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

    (4) EXCHANGE RIGHT. Subject to joint approval of the directors of the Company and the shareholders holding the majority of outstanding
       Class "D" Shares, the holders of Class "B" Shares shall be entitled, with respect to all or part of their shares, to require the Company, on demand, to issue one Class "D" Share in exchange for any Class "B" Share, pro-rated as follows: the conversion rate shall be one Class "D" Share for each Class "B" Share exchanged, and each new Class "D" Share shall be issued for an amount equal to the amount paid into the relevant subdivision of the issued and paid-up share capital account relating to the exchanged Class "B" Share.

       If the holders of Class "B" Shares wish to exercise their exchange right, they shall deliver to the head office of the Company or to the office of its transfer agent a written notice indicating the number of Class "B" Shares they wish to exchange. The said notice shall be delivered together with the certificate representing the Class "B" Shares to be exchanged and shall bear the signature of the persons registered in the books of the Company as a holder of such Class "B" Shares, or the signature of their duly authorized agent. Once the Company receives such notice and the certificate representing the Class "B" Shares to be exchanged, the Company shall prepare a certificate representing the Class "D" Shares the Company issues in exchange for the said Class "B" Shares and, in the event of a partial exchange of the shares represented by the certificate delivered to the Company, the Company shall prepare, at no cost, a new certificate representing the Class "B" Shares not to be exchanged.

       The Class "B" Shares exchanged shall be automatically cancelled on the date of exchange, and, pursuant to the provisions of Sections 123.50 and 123.51 of the COMPANIES ACT (Quebec), the Company shall change the subdivisions of its issued and paid-up share capital account relating to the Class "B" and Class "D" Shares.

CLASS "C" SHARES: The number of Class "C" Shares is unlimited; Class "C" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND AND PARTICIPATION. The holders of Class "C" Shares shall not participate in the profits or the asset surplus of the Company and, for that purpose, shall not be entitled to receive any dividend declared by the Company.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, the assets of the Company are distributed, the holders of Class "C" Shares shall be entitled, in preference to the holders of any other class of shares, to repayment of the amount paid into the subdivision of the issued and paid-up share capital account relating to the Class "C" Shares.

    (3) VOTING RIGHT. The holders of Class "C" Shares shall be entitled to vote at all meetings of shareholders of the Company, and each Class "C" Share shall entitle the holder thereof to one (1) vote, except at meetings where only the holders of another class of shares are entitled to vote.

    (4) AUTOMATIC REDEMPTION. Subject to the provisions of Section 123.54 of the COMPANIES ACT (Quebec), the Company shall automatically redeem the Class "C" Shares a shareholder holds upon such shareholder's death. The Company shall have thirty (30) days from the date of death to pay to the testamentary executors or administrators of the estate of the deceased a price equal to the amount paid for such shares into the subdivision of the issued and paid-up share capital account relating to the Class "C" Shares, upon receipt of the certificates representing the redeemed shares.

       The Class "C" Shares so redeemed shall be cancelled on the date of redemption, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "C" Shares.

    (5) RIGHT TO PURCHASE. Subject to the provisions of Section 123.56 of the COMPANIES ACT (Quebec), the Company may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the outstanding Class "C" Shares; however, such purchase price shall never exceed the redemption price mentioned in Section (4) above.

       The Class "C" Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "C" Shares.

CLASS "D" SHARES: The number of Class "D" Shares is unlimited; Class "D" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, the holders of Class "D" Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Class "A," Class "B," Class "E-1," Class "E-2," Class "E-3," Class "E-4" and Class "F" Shares and from the funds set aside for payment of dividends, a non-cumulative preferential monthly dividend at the rate of one percent (1%) per month, calculated on the "Redemption Value" (as defined in Section (5) below) of the

       Class "D" Shares. The Company may not declare such dividends for more than one month at a time, and the directors shall be responsible for determining the date, time and terms of payment of such dividends.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, the assets of the Company are distributed, the holders of Class "D" Shares shall be entitled, in preference to the holders of Class "A," Class "B," Class "E-1," Class "E-2," Class "E-3," Class "E-4" and Class "F" Shares, but subsequent to the holders of Class "C" Shares, to receive payment of the "Redemption Value" (as defined in Section (5) below) of the Class "D" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "D" Shares.

    (3) ADDITIONAL PARTICIPATION. The Class "D" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "D" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) REDEMPTION RIGHT. Subject to the provisions of Section 123.54 of the COMPANIES ACT (Quebec), the holders of Class "D" Shares shall be entitled, at any time and upon written request, to require the Company to redeem all or part of their shares at a price equal to the amount paid for the said shares into the subdivision of the issued and paid-up share capital account relating to the Class "D" Shares, plus a premium equal to the difference between the amount paid for such shares into the subdivision of the issued and paid-up share capital account relating to the Class "D" Shares and the fair market value of the Class "B" Shares at the time of their exchange for Class "D" Shares.

       The redemption price thus determined shall constitute the "Redemption Value" of the Class "D" Shares, to which shall be added the amount of any declared but unpaid dividends on such Class "D" Shares. The Company and the holders of Class "D" Shares shall rely on the fair market value of the Class "B" Shares at the time of their exchange for Class "D" Shares when determining the value of the aforesaid premium.

       In the event of a disagreement with the federal or provincial department of revenue, the appraisal by such department of the fair market value of the Class "B" Shares at the time of exchange shall prevail, and the amount of the premium shall be adjusted accordingly, if the department provides the Company and the holder of Class "D" Shares with the opportunity to contest the appraisal with the department or before the courts. Where the federal and provincial appraisals differ, the amount of the premium shall be equal to the lowest of the appraisals established in accordance with an undisputed assessment or a final judgment, as the case may be.

       The Class "D" Shares redeemed at the request of a shareholder shall be cancelled on the date of redemption, and, pursuant to the provisions of
       Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "D" Shares.

    (6) RIGHT TO PURCHASE. Subject to the provisions of Section 123.56 of the COMPANIES ACT (Quebec), the Company may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the outstanding Class "D" Shares. However, such purchase price shall never exceed the redemption price mentioned in Section (5) above or the realizable value of the net assets of the Company.

       The Class "D" Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "D" Shares.

CLASS "E-1" SHARES: The number of Class "E-1" Shares is unlimited; Class "E-1" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-1" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-2," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of one and twenty-five one hundredths of one percent (1.25%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-1" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-1" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-2," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-1" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-1" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-1" Shares in accordance with the foregoing, the said holders of Class "E-1" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-1" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-1" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-1" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-1" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-1" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-1" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-1" Shares may agree. The Company shall redeem the Class "E-1" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-1" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-1" Shares tenders only part of the Class "E-1" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-1" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-1" Shares. Once payment has been made, the Class "E-1" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-1" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-1" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-1" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-1" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-1" Shares of the fair market value of the consideration received for the Class "E-1" Shares, calculated at the time the said Class "E-1" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-1" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-1" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-1" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-1" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-1" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-1" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-1" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-1" Shares, in connection with a redemption, retraction or purchase of Class "E-1" Shares, a sum for the Class "E-1" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-1" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-1" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "E-2" SHARES: The number of Class "E-2" Shares is unlimited; Class "E-2" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-2" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-1," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of one and fifty one hundredths of one percent (1.50%) per month, calculated on the redemption value (as defined in

       Sections (5) and (6) below) of the Class "E-2" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-2" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-1," Class "E-3" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-2" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-2" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-2" Shares in accordance with the foregoing, the said holders of Class "E-2" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-2" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-2" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-2" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-2" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-2" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-2" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-2" Shares may agree. The Company shall redeem the Class "E-2" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-2" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-2" Shares tenders only part of the Class "E-2" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-2" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-2" Shares. Once payment has been made, the Class "E-2" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-2" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-2" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-2" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-2" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-2" Shares of the fair market value of the consideration received for the Class "E-2" Shares, calculated at the time the said Class "E-2" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-2" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-2" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-2" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-2" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-2" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-2" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-2" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-2" Shares, in connection with a redemption, retraction or purchase of Class "E-2" Shares, a sum for the Class "E-2" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-2" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-2" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "E-3" SHARES: The number of Class "E-3" Shares is unlimited; Class "E-3" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-3" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of one and seventy-five one hundredths of one percent (1.75%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-3" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-3" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-4" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-3"

       Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-3" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-3" Shares in accordance with the foregoing, the said holders of Class "E-3" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-3" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-3" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-3" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-3" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-3" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-3" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-3" Shares may agree. The Company shall redeem the Class "E-3" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-3" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-3" Shares tenders only part of the Class "E-3" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-3" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-3" Shares. Once payment has been made, the Class "E-3" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-3" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-3" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-3" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-3" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-3" Shares of the fair market value of the consideration received for the Class "E-3" Shares, calculated at the time the said Class "E-3" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-3" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-3" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-3" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-3" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-3" Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-3" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-3" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-3" Shares, in connection with a redemption, retraction or purchase of Class "E-3" Shares, a sum for the Class "E-3" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-3" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-3" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "E-4" SHARES: The number of Class "E-4" Shares is unlimited; Class "E-4" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, each holder of Class "E-4" Shares shall be entitled to receive up to and not exceeding the declared dividend, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-3" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "D" Shares and from the funds set aside for payment of dividends, a maximum non-cumulative preferential monthly dividend at the rate of two percent (2%) per month, calculated on the redemption value (as defined in Sections (5) and (6) below) of the Class "E-4" Shares. The directors shall be responsible for determining the time and terms of payment of such dividend.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, some or all of the assets of the Company are distributed to the shareholders, each holder of Class "E-4" Shares shall be entitled, on a PARI PASSU basis with the holders of Class "E-1," Class "E-2" and Class "E-3" Shares, in preference to the holders of Class "A," Class "B" and Class "F" Shares, but subsequent to the holders of Class "C" and Class "D" Shares, to receive payment of the redemption value (as defined in Sections (5) and (6) below) of the Class "E-4" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "E-4" Shares.

       If the assets of the Company are insufficient to pay the full amount owing to the holders of Class "E-4" Shares in accordance with the foregoing, the said holders of Class "E-4" Shares shall share the assets of the Company on a pro-rata basis according to the number of Class "E-4" Shares they hold.

    (3) ADDITIONAL PARTICIPATION. The Class "E-4" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "E-4" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), each holder of Class "E-4" Shares shall be entitled, at any time and at such holder's discretion, upon written notice, to require the Company to redeem all or part of such holder's shares at a price equal to the redemption price plus an amount equal to any dividends declared thereon but unpaid up to the date on which such redemption is to take place; such aggregate amount shall be referred to hereinafter as the "Aggregate Redemption Price." The shares shall be redeemed in accordance with the procedure established below.

    (6) RETRACTION PROCEDURE. To exercise the retraction right set forth above, the holder of Class "E-4" Shares shall surrender to the Company, at its head office, the certificate(s) representing the Class "E-4" Shares such holder wishes to have redeemed by the Company, together with a written request indicating whether all or a specific number of shares represented by the certificate(s) shall be redeemed by the Company on the retraction date chosen by the Company (which date shall not be more than 30 days after the date on which the Company receives the written request) or on any other date on which the Company and the holder of Class "E-4" Shares may agree. The Company shall redeem the Class "E-4" Shares duly tendered in accordance with the retraction privilege set forth above at a price equal to the Aggregate Redemption Price. Surrender of the certificate(s) by a holder of Class "E-4" Shares in accordance with this Section shall be irrevocable, unless the Company fails to duly pay to such holder the Aggregate Redemption Price on or before the retraction date. If the Company fails to make such payment on or before the retraction date, the Company shall immediately thereafter return to the holder the certificate(s) the holder has surrendered. If the holder of Class "E-4" Shares tenders only part of the Class "E-4" Shares represented by the certificate(s) for the purposes of redemption in accordance with the aforementioned retraction privilege, the Company shall issue and deliver, at the Company's expense, a new certificate representing the Class "E-4" Shares that have not been tendered for redemption.

       On the retraction date, the Aggregate Redemption Price shall be paid by cheque drawn in Canadian funds, at par, on any branch in Canada of the Company's bank or by any other form of consideration deemed acceptable by the holders of Class "E-4" Shares. Once payment has been made, the Class "E-4" Shares for which payment has been made shall be redeemed. From the retraction date, the Class "E-4" Shares redeemed shall no longer entitle the holders thereof to receive any dividends or to otherwise participate in a distribution of the assets of the Company, and the holders of such shares shall no longer be entitled to exercise any other rights of holders of Class "E-4" Shares, unless payment of the Aggregate Redemption Price has not been made on the retraction date, in which case the rights of the holders of Class "E-4" Shares shall remain unchanged.

       For the purposes of this Section, the redemption price shall be, at all times (the "Relevant Time"), for any Class "E-4" Share to be redeemed, the amount equal to the aggregate consideration (calculated as provided for below) received for such share. The consideration represents the equivalent in cash or any other form of consideration deemed acceptable by the holder of Class "E-4" Shares of the fair market value of the consideration received for the Class "E-4" Shares, calculated at the time the said Class "E-4" Shares are issued, which calculation shall be made as soon as possible by the board of directors of the Company and, in any event, no later than 180 days following issuance thereof; however, if a holder of Class "E-4" Shares expresses disagreement with such calculation in a written notice delivered to the Secretary of the Company no later than 30 days following the date on which the Company notifies the holders of Class "E-4" Shares in writing that such calculation has been made, the calculation shall be made by the auditors of the Company or any other independent person appointed for that purpose by the board of directors of the Company. Any such calculation made by the board of directors of the Company, the auditors or any person thus appointed shall be binding upon the Company and all the holders of any class of shares of the Company.

       If, at any time after the Class "E-4" Shares have been issued, the Company, the auditors or any other independent person or any tax authority establishes that the fair market value (at the time the Class "E-4" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-4"

       Shares were issued differs from the redemption price, the redemption price shall then be deemed to be, and to always have been, the fair market value (at the time the Class "E-4" Shares were issued), on a per share basis, of the consideration received at the time the Class "E-4" Shares were issued, as established by the Company, the auditors or any other independent person or any tax authority, as the case may be. If, before the redemption price provided for in the foregoing sentence is adjusted, the Company pays, in cash or any other form of consideration, to a holder of Class "E-4" Shares, in connection with a redemption, retraction or purchase of Class "E-4" Shares, a sum for the Class "E-4" Shares that differs from the adjusted redemption price, the holder or the Company, as the case may be, shall immediately pay to the holder or the Company, as the case may be, the difference between the amount paid in connection with the redemption, retraction or purchase and the adjusted redemption price.

       Moreover, if, at the time of the adjustment, dividends have already been declared and paid on the Class "E-4" Shares, such dividends shall be adjusted so as to reflect the adjustment to the redemption price.

    (7) RIGHT TO PURCHASE BY AGREEMENT. Subject to the provisions of the COMPANIES ACT (Quebec), the Company may, at any time, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the issued and outstanding Class "E-4" Shares. However, such purchase price shall never exceed the Aggregate Redemption Price mentioned in Sections (5) and (6) above, or the book value of the net assets of the Company.

CLASS "F" SHARES: The number of Class "F" Shares is unlimited; Class "F" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, the holders of Class "F" Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of Class "A" and Class "B" Shares, but subsequent to the holders of Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares and from the funds set aside for payment of dividends, a non-cumulative preferential annual dividend of one dollar ($1.00) per share; the directors shall be responsible for determining the time and terms of payment of such dividends.

    (2) REPAYMENT. If, for any reason, including in the event of dissolution, liquidation or winding-up of the Company, whether or not voluntary, the assets of the Company are distributed, the holders of Class "F" Shares shall be entitled, in preference to the holders of Class "A" and Class "B" Shares, but subsequent to the holders of Class "C," Class "D," Class "E-1," Class "E-2," Class "E-3" and Class "E-4" Shares, to reimbursement of the amount paid for such shares into the subdivision of the issued and paid-up share capital account relating to the Class "F" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "F" Shares.

    (3) ADDITIONAL PARTICIPATION. The Class "F" Shares shall not carry any further right to participate in the property, profits or asset surplus of the Company.

    (4) VOTING RIGHT. Subject to the provisions of the COMPANIES ACT (Quebec), the holders of Class "F" Shares shall not, as such, be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company.

    (5) RETRACTION RIGHT. Subject to the provisions of Section 123.54 of the COMPANIES ACT (Quebec), the holders of Class "F" Shares shall be entitled, at any time and upon written request, to require the Company to redeem all or part of their shares at a price equal to the amount paid for the said shares into the subdivision of the issued and paid-up share capital account relating to the Class "F" Shares, to which shall be added the amount of any declared but unpaid dividends on the Class "F" Shares. The Company shall redeem the shares upon receipt of the request for redemption and, from such date, shall have thirty (30) days to pay the redemption price of the Class "F" Shares to the former holder thereof. Where the provisions of Section 123.54 of the COMPANIES ACT (Quebec) prevent the Company from doing so within the aforesaid time limit, the Company shall pay a first portion of the redemption price within the thirty (30) days set forth above and any outstanding balance as soon as it may legally do so.

       The Class "F" Shares redeemed at the request of a shareholder shall be cancelled on the date of redemption, and, pursuant to the provisions of
       Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "F" Shares.

    (6) RIGHT TO PURCHASE. Subject to the provisions of Section 123.56 of the COMPANIES ACT (Quebec), the Company may, as and when it sees fit, without giving notice and without taking into consideration the other classes of shares, purchase by agreement and at the best possible price all or part of the outstanding Class "F" Shares; however, such purchase price shall never exceed the redemption price mentioned in Section (5) above.

       The Class "F" Shares purchased shall be automatically cancelled on the date of purchase, and, pursuant to the provisions of Section 123.51 of the COMPANIES ACT (Quebec), the Company shall reduce the subdivision of its issued and paid-up share capital account relating to the Class "F" Shares.

CLASS "G" SHARES: The number of Class "G" Shares is unlimited; Class "G" Shares shall have no par value and shall carry the following rights, privileges, conditions and restrictions:

    (1) DIVIDEND. Where the Company declares a dividend, the holders of Class "G" Shares shall be entitled to receive up to and not exceeding the declared dividend, in preference to the holders of any other class of shares of the Company, a cumulative preferential semi-annual dividend at the rate of 11.25% per annum per share, calculated on the Redemption Price (as defined in Section (6) below) of the Class "G" Shares.

       All dividends declared on the Class "G" Shares shall be payable semi-annually on a cumulative basis on the 20th day of the months of June and December in each year, at such place as the directors of the Company may determine from time to time, in cash or by certified cheque, bank draft or wire transfer, provided that in respect of any payment of dividends denominated in a currency other than Canadian, the applicable exchange rate be that published by the Bank of Canada in effect on the date of payment.

       The holders of Class "G" Shares shall be entitled to receive only the aforementioned dividends. No dividends may be paid on any shares ranking junior to the Class "G" Shares, unless all dividends that have become payable on the Class "G" Shares have been paid or set aside for payment.

    (2) LIQUIDATION OR WINDING-UP. In the event of the liquidation, winding-up, dissolution or reorganization of the Company or any other distribution of its assets among its shareholders for the purpose of winding up its affairs, whether voluntarily or involuntarily, the holders of Class "G" Shares shall be entitled to receive, in preference to the holders of any other class of shares of the Company, an amount equal to the Redemption Price (as defined below) for each Class "G" Share held and any accrued but unpaid dividends on such shares.

    (3) VOTING RIGHT. The holders of Class "G" Shares shall not be entitled to receive notice of, attend or vote at the meetings of shareholders of the Company, unless the Company has failed to pay eight (8) semi-annual dividends on the Class "G" Shares, whether or not consecutive. In that event and only so long as the said dividends remain in arrears, the holders of Class "G" Shares shall be entitled to receive notice of, attend and vote at the meetings of shareholders of the Company, except meetings at which only the holders of another specified series or class of shares are entitled to vote. At each such meeting, each Class "G" Share shall entitle the holder thereof to one (1) vote.

    (4) RETRACTION RIGHT. Each holder of Class "G" Shares shall be entitled, at such holder's discretion, upon prior written notice of not less than one
       (1) business day to the Company, to require the Company to redeem all or part of such holder's Class "G" Shares for an aggregate amount equal to the Redemption Price (as defined below) and any accrued but unpaid dividends on such shares, payable, subject to the provisions of the Act in this regard, upon presentation and surrender by such holder of Class "G" Shares of the certificates representing such number of Class "G" Shares to be redeemed (the date on which such presentation and surrender occur being the "Retraction Date"). As of the Retraction Date, the Class "G" Shares shall be considered redeemed, and the Company shall pay to such holder of Class "G" Shares the Redemption Price (as defined below) and any accrued but unpaid dividends on such shares, in the manner described in Section (6). In the event the Company is unable to pay the Redemption Price of the

       Class "G" Shares on the Retraction Date, it shall forthwith give the holder of Class "G" Shares written notice thereof.

    (5) REDEMPTION RIGHT. The Company shall be entitled, at its discretion, subject to the provisions of the Act in this regard, to redeem at any time all or from time to time part of the Class "G" Shares then outstanding upon giving notice as hereinafter provided, on payment to the holders of the Class "G" Shares of an aggregate amount equal to the Redemption Price (as defined below) and any accrued but unpaid dividends on such Class "G" Shares being redeemed. In the case of partial redemption, the Class "G" Shares to be redeemed shall be selected
       PRO RATA among the holders of all Class "G" Shares then outstanding, except that, with the consent of all the holders of Class "G" Shares, the shares to be redeemed may be selected in any other manner.

       The Company shall, at least one (1) business day prior to the date fixed for redemption (the "Redemption Date"), give written notice, to each then registered holder of Class "G" Shares, of the Company's intention to redeem such shares. Such notice shall set out the date and the place at which the redemption is to take place and where payment is to occur and, in the case of partial redemption, the number of shares to be redeemed from each such holder of Class "G" Shares. If notice of redemption is given as aforesaid and an amount sufficient to redeem the Class "G" Shares called for redemption is deposited with the Company's bankers or at any other place or places specified in the notice, on or before the Redemption Date, the holders of Class "G" Shares shall, after the Redemption Date, have no right in or against the Company, except the right to receive payment of the Redemption Price and any accrued but unpaid dividends on such Class "G" Shares being redeemed, in the manner described in Section (6), upon presentation and surrender of the certificates representing such number of shares to be redeemed.

    (6) REDEMPTION PRICE. The Redemption Price of the Class "G" Shares shall be an amount equal to $1,000 per Class "G" Share being redeemed. The Redemption Price may be paid in cash, or by certified cheque, bank draft or wire transfer, or by the delivery of assets having equivalent value, provided that in respect of any such payment denominated in a currency other than Canadian, for the purposes of this Section (6), the applicable exchange rate shall be that published by the Bank of Canada in effect on the date of payment.

                               * * * * * * * * *

                                  SCHEDULE II

                                RELATING TO THE

                        RESTRICTIONS ON SHARE TRANSFERS

No shares of the Company shall be transferred without the consent of the directors, to be evidenced by a resolution of the board of directors. However, such consent may be given after the transfer is registered in the books of the Company, in which case it shall be valid and take effect retroactively on the date the share transfer was registered.

                                  SCHEDULE III

                                  RELATING TO

                                OTHER PROVISIONS

1. The number of shareholders of the Company is limited to fifty, less those who are or have been employees of the Company or a subsidiary; two or more persons who together hold one or more shares shall be considered a single shareholder.

2.  The Company is prohibited from making any initial public offering.

3.  The directors may, if they deem fit:

    (a) borrow money upon the credit of the Company;

    (b) issue bonds or other securities of the Company and pledge or sell the same, at such price and for such sums as may be deemed expedient;

    (c) mortgage or hypothecate the movable and immovable property or pledge or otherwise charge any of the movable property of the Company.

    Nothing in the foregoing provisions shall limit or restrict the borrowing of money by the Company on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Company.

                                     [LOGO]

                          CERTIFICATE OF INCORPORATION

                             COMPANIES ACT, PART IA
                              (R.S.Q. CHAP. C-38)

                          I hereby attest that the company

                   9137-5055 QUEBEC INC.

                          was incorporated on JANUARY 1, 2004, pursuant to Part IA of the Companies Act, as indicated in the attached articles of incorporation.

FILED IN THE REGISTER ON JANUARY 8, 2004
UNDER DESIGNATED NO. 1161958799

                                                                        [signed]
                                     Inspector General of Financial Institutions

[Official seal of the Inspector General of Financial Institutions]

[LOGO]

R810I19Q97980JA

                                                                  A-110239-G9401

[LOGO]

Inspector General of Financial Institutions

                                                             Form 1
                                                             ARTICLES OF INCORPORATION
                                                             COMPANIES ACT,
                                                             (R.S.Q. c. C-38, PART 1A)

1.  Company Name
    9137-5055 QUEBEC INC.
-------------------------------------------------------------------------------------------------
2.  Judicial district of the     3.  Precise number or minimum    4.  Effective Date
    company head office              and maximum number of            (if later than that on
                                     directors                        which
                                                                      articles are filed)
    Montreal                         Minimum 1    Maximum 10          01/01/2004
-------------------------------------------------------------------------------------------------
5.  Description of the authorized share capital.

    Refer to Schedule "A" as an integral part of this filing.
-------------------------------------------------------------------------------------------------
6.  Restrictions on the transfer of shares, if applicable.

    Refer to Schedule "B" as an integral part of this filing.
-------------------------------------------------------------------------------------------------
7.  Limits on activity (if applicable).

    N/A
-------------------------------------------------------------------------------------------------
8.  Other provisions
    Refer to Schedule "C" as an integral part of this filing.
-------------------------------------------------------------------------------------------------
9.  Founders
-------------------------------------------------------------------------------------------------
                                                                  Signature of each founder
    Last and First Names         Full Address (in the case of a   (in the case of a corporation,
                                 corporation, specify the head    the
                                 office and the incorporating     signature of the authorized
                                 law)                             person)
-------------------------------------------------------------------------------------------------
    Fondateurs Inteltex Inc.     651, Notre-Dame West
    Inteltex Incorporators Inc.  3rd Floor
                                 Montreal, Quebec
                                 H3C 1J1                          (signature)
                                 Corporation incorporated in      -----------------------------
                                 accordance with the Canada       President
                                 Business Corporations Act
-------------------------------------------------------------------------------------------------

If the space is insufficient, please include an addendum in two (2) copies.
--------------------------------------------------------------------------------

For official use only                                                         C-211 (Rev. 12-93)

--------------------------------------
Government of Quebec
Filed on December 22, 2003
Inspector General of Financial
Institutions
--------------------------------------

------------------------------------

                                   SCHEDULE A

                                 PERTAINING TO

                                 SHARE CAPITAL

The unlimited share capital of the Company shall consist of nine (9) classes of shares to which shall attach the following rights, some of which may be exercised according to the procedure which follows:

                      PART I -- RIGHTS ATTACHING TO SHARES

A) CLASS "A" COMMON SHARES: The number of Class "A" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

    (1) DIVIDENDS AND SHARE IN PROFITS AND RESIDUAL ASSETS. Class "A" shareholders, at par with Class "B" shareholders and proportionally to the number of shares held by each, shall be entitled, subject to the rights and privileges attaching to other classes of shares, to:

       (a) share in the property, profits and surplus assets of the Company, and, in this respect, to receive any dividend declared by the Company, the amount of which, as well as the date, the time and the terms or manner of payment of which, shall be left to the entire discretion of the Board of Directors; and

       (b) share the residual assets of the Company upon voluntary or involuntary winding-up or liquidation, upon dissolution or upon any other distribution of the property or assets of the Company.

    (2) LIMITATION. In addition to the conditions set out in sections 123.70 and 123.56 of the COMPANIES ACT respectively, the Company may neither pay any dividend with respect to the Class "A" shares nor acquire any of these shares by mutual agreement if, as a consequence thereof, the book value of the net assets of the Company would become insufficient to redeem all the shares of Class "E", "F" and "G".

    (3) RIGHT TO VOTE. Class "A" shareholders shall be entitled to receive notice of any meeting of the shareholders of the Company, to attend such meeting and to vote thereat, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares, and each Class "A" share shall confer unto each holder thereof one (1) vote.

B) CLASS "B" COMMON SHARES: The number of Class "B" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

    (1) DIVIDENDS AND SHARE IN PROFITS AND RESIDUAL ASSETS. Class "B" shareholders, at par with Class "A" shareholders and proportionally to the number of shares held by each, shall be entitled, subject to the rights and privileges attaching to other classes of shares, to:

       (a) share in the property, profits and surplus assets of the Company, and, in this respect, to receive any dividend declared by the Company, the amount of which, as well as the date, the time and the terms or manner of payment of which, shall be left to the entire discretion of the Board of Directors; and

       (b) share the residual assets of the Company upon voluntary or involuntary winding-up or liquidation, upon dissolution or upon any other distribution of the property or assets of the Company.

    (2) LIMITATION. In addition to the conditions set out in sections 123.70 and 123.56 of the COMPANIES ACT respectively, the Company may neither pay any dividend with respect to the Class "B" shares nor acquire any of these shares by mutual agreement if, as a consequence thereof, the book value of the net assets of the Company would become insufficient to redeem all the shares of Class "E", "F" and "G".

    (3) RIGHT TO VOTE. Class "B" shareholders shall be entitled to receive notice of any meeting of the shareholders of the Company, to attend such meeting and to vote thereat, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares, and each Class "B" share shall confer unto each holder thereof one (1) vote.

    (4) RIGHT TO EXCHANGE SHARES. Each Class "B" shareholder, at any time and in his or her discretion, with respect to all or part of his or her shares, and upon written notice, shall be entitled to exchange his or her shares for Class "E" shares according to the procedure outlined in section (A) of Part II below.

       (a) TERMS OF EXCHANGE

           The exchange shall take place in accordance with the following: the rate of exchange shall be one (1) Class "E" share for each Class "B" share which shall be exchanged; in accordance with the provisions of the COMPANIES ACT, the Class "B" shares so exchanged shall be automatically cancelled at the date of their exchange and the Company shall amend accordingly the subdivisions of its issued and paid-up share capital account pertaining to the shares of Class "B" and "E".

       (b) DETERMINATION OF THE FAIR MARKET VALUE OF THE EXCHANGED SHARES

           At the time of the exchange of the Class "B" shares for Class "E" shares, the Company and each Class "B" shareholder exchanging his or her shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of the Class "B" shares.

C) CLASS "C" PREFERRED SHARES: The number of Class "C" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

    (1) NO RIGHT TO DIVIDENDS OR TO SHARE IN PROFITS. Class "C" shareholders shall not share in the property, in the profits or in the surplus assets of the Company and, in this respect, shall not be entitled to any dividend declared by the Company.

    (2) REPAYMENT. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "C" shareholder shall be entitled, prior to the shareholders of all other classes, to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "C" shares.

        INSUFFICIENT ASSETS

       If the assets of the Company are insufficient in order to pay to the Class "C" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "C" shares which they hold.

    (3) RIGHT TO VOTE. Class "C" shareholders shall be entitled to receive notice of any meeting of the shareholders of the Company, to attend such meeting and to vote thereat, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares, and each Class "C" share shall confer unto each holder thereof one (1) vote.

    (4) AUTOMATIC REDEMPTION OF SHARES UPON DEATH OF THE SHAREHOLDER. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, the Company shall automatically redeem all Class "C" shares held by a shareholder at the time of his or her death, upon receipt of the certificate or certificates representing the shares which are to be automatically redeemed, in accordance with the procedure outlined in section (B) of Part II below. The redemption price shall be equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the shares being automatically redeemed. The automatic redemption shall apply as well to shares held, on behalf of the deceased shareholder, by a trustee or by a mandatary-depositary, to the extent that the deceased is the shareholder and not the trustee or the mandatary-depositary.

    (5) RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "C" shares.

D) CLASS "D" PREFERRED SHARES: The number of Class "D" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

    (1) DIVIDENDS. When the Company shall declare dividends, each Class "D" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of all other classes, and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend based on the prime lending rate of the banking or financial institution of the Company at the date of declaration of the dividend, less one percent (1%), as applied to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "D" shares. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

    (2) REPAYMENT. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "D" shareholder shall be entitled, prior to the shareholders of Class "A", "B", "E", "F", "G", "H" and "I", but subsequent to the shareholders of Class "C", to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "D" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "D" shares.

        INSUFFICIENT ASSETS

       If the assets of the Company are insufficient in order to pay to the Class "D" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "D" shares which they hold.

    (3) NO RIGHT TO ADDITIONAL SHARE IN PROFITS. Class "D" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

    (4) RIGHT TO VOTE. Class "D" shareholders shall be entitled to receive notice of any meeting of the shareholders of the Company, to attend such meeting and to vote thereat, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares, and each Class "D" share shall confer unto each holder thereof one (1) vote.

    (5) SHAREHOLDER'S RIGHT TO RETRACT SHARES. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, each Class "D" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "D" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "D" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

    (6) RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "D" shares.

E) CLASS "E" PREFERRED SHARES: The number of Class "E" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

    (1) DIVIDENDS. When the Company shall declare dividends, each Class "E" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A", "B", "F", "G", "H" and "I", but subsequent to the shareholders of Class "D", and from the funds declared for the payment of dividends, a maximum monthly, preferential and non-cumulative dividend of one per cent

       (1%) per month, computed on the basis of the "retraction value" of the Class "E" shares, as defined in subsection (5) below. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

    (2) REPAYMENT. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "E" shareholder shall be entitled, prior to the shareholders of Class "A", "B", "F", "G", "H" and "I", but subsequent to the shareholders of Class "C" and "D", to payment of the "retraction value" with respect to the Class "E" shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "E" shares.

        INSUFFICIENT ASSETS

       If the assets of the Company are insufficient in order to pay to the Class "E" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "E" shares which they hold.

    (3) NO RIGHT TO ADDITIONAL SHARE IN PROFITS. Class "E" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

    (4) NO RIGHT TO VOTE.  Subject to the provisions of the COMPANIES ACT,
       Class "E" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

    (5) SHAREHOLDER'S RIGHT TO RETRACT SHARES. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, each Class "E" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to their "retraction value", to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "E" shares. The retraction shall follow the procedure outlined in section (C) of
       Part II below.

       (a) RETRACTION VALUE

           The "RETRACTION VALUE" shall be the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "E" shares, to which amount shall be added a premium equal to the amount by which the fair market value of the Class "B" shares, at the time of their exchange for Class "E" shares, shall exceed the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "E" shares.

       (b) FAIR MARKET VALUE OF THE SHARES EXCHANGED

           When the retraction applies in respect of all or part of the Class "E" shares which have been issued as consideration for the exchange of the Class "B" shares and when the determination of the value of the above-mentioned premium must be made, the Company and each Class "E" shareholder whose shares are being retracted shall rely on the fair market value of the Class "B" shares, as determined in accordance with paragraph (4)(b) of Class "B" of Part I above, at the time of their exchange for Class "E" shares.

       (c) ADJUSTMENT OF THE PREMIUM IN THE EVENT OF A CHALLENGE BY THE REVENUE DEPARTMENT

           In the event of a disagreement by the "Ministere du Revenu du Quebec" or by the Department of National Revenue, or by both, as to the determination of the fair market value of the Class "B" shares at the time of their exchange for Class "E" shares, the applicable departmental determination shall prevail. The amount of the premium in respect of the retraction of the re-evaluated shares shall be adjusted accordingly, provided the Department in question shall afford the Company and each Class "E" shareholder (formerly
           Class "B" shareholder), or, in the event of a retraction of all the shares, the Company and each former Class "E" shareholder, the opportunity of challenging the departmental determination before the Department or before the courts. Where the provincial determination differs from the federal determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

    (6) RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "E" shares. However, this purchase price in no way shall exceed the retraction value referred to in subsection (5) above or the book value of the net assets of the Company.

F) CLASS "F" PREFERRED SHARES: The number of Class "F" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

    (1) DIVIDENDS. When the Company shall declare dividends, each Class "F" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A", "B", "G", "H" and "I", but subsequent to the shareholders of Class "D" and "E", and from the funds declared for the payment of dividends, a maximum monthly, preferential and non-cumulative dividend of one per cent (1%) per month, computed on the basis of the "retraction value" of the Class "F" shares, as defined in subsection (5) below. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

    (2) REPAYMENT. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "F" shareholder shall be entitled, prior to the shareholders of Class "A", "B", "G", "H" and "I", but subsequent to the shareholders of Class "C", "D" and "E", to payment of the "retraction value" with respect to the Class "F" shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "F" shares.

        INSUFFICIENT ASSETS

       If the assets of the Company are insufficient in order to pay to the Class "F" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "F" shares which they hold.

    (3) NO RIGHT TO ADDITIONAL SHARE IN PROFITS. Class "F" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

    (4) NO RIGHT TO VOTE.  Subject to the provisions of the COMPANIES ACT,
       Class "F" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

    (5) SHAREHOLDER'S RIGHT TO RETRACT SHARES. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, each Class "F" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to their "retraction value", to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "F" shares. The retraction shall follow the procedure outlined in section (C) of
       Part II below.

       (a) RETRACTION VALUE

           The "RETRACTION VALUE" shall be the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "F" shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the Company at the time of the issue of these Class "F" shares shall exceed the aggregate of:

             (i) the amount paid, in respect of these shares, into the
                 subdivision of the issued and paid-up share capital account pertaining to the Class "F" shares; and

            (ii) the fair market value of any property, other than a Class "F"
                 share, given by the Company as payment for this consideration.

       (b) DETERMINATION OF THE FAIR MARKET VALUE OF THE CONSIDERATION

           At the time of the issue of the Class "F" shares, the Company and each subscriber of Class "F" shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the Company at the time of the issue of these Class "F" shares.

       (c) ADJUSTMENT OF THE PREMIUM IN THE EVENT OF A CHALLENGE BY THE REVENUE DEPARTMENT

           In the event of a disagreement by the "Ministere du Revenu du Quebec" or by the Department of National Revenue, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the Company at the time of the issue of the Class "F" shares, the applicable departmental determination shall prevail. The amount of the premium relating to the retraction of the Class "F" shares shall be adjusted accordingly, provided the Department in question shall afford the Company and each Class "F" shareholder, or, in the event of a retraction of all the shares, the Company and each former Class "F" shareholder, the opportunity of challenging the departmental determination before the Department or before the courts. Where the provincial determination differs from the federal determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

    (6) RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "F" shares. However, this purchase price in no way shall exceed the retraction value referred to in subsection (5) above or the book value of the net assets of the Company.

G) CLASS "G" PREFERRED SHARES: The number of Class "G" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

    (1) DIVIDENDS. When the Company shall declare dividends, each Class "G" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A", "B", "H" and "I", but subsequent to the shareholders of Class "D", "E" and "F", and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend based on the prime lending rate of the banking or financial institution of the Company at the date of declaration of the dividend, plus one percent (1%), as applied to the "retraction value" of the Class "G" shares, as defined in subsection (5) below. It shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

    (2) REPAYMENT. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "G" shareholder shall be entitled, prior to the shareholders of Class "A", "B", "H" and "I", but subsequent to the shareholders of Class "C", "D", "E" and "F", to payment of the "retraction value" with respect to the Class "G" shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "G" shares.

        INSUFFICIENT ASSETS

       If the assets of the Company are insufficient in order to pay to the Class "G" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "G" shares which they hold.

    (3) NO RIGHT TO ADDITIONAL SHARE IN PROFITS. Class "G" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

    (4) NO RIGHT TO VOTE.  Subject to the provisions of the COMPANIES ACT,
       Class "G" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

    (5) SHAREHOLDER'S RIGHT TO RETRACT SHARES. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, each Class "G" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to their "retraction value", to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "G" shares. The retraction shall follow the procedure outlined in section (C) of
       Part II below.

       (a) RETRACTION VALUE

           The "RETRACTION VALUE" shall be the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "G" shares, to which amount shall be added a premium equal to the amount by which the fair market value of the consideration received by the Company at the time of the issue of these Class "G" shares shall exceed the aggregate of:

             (i) the amount paid, in respect of these shares, into the
                 subdivision of the issued and paid-up share capital account pertaining to the Class "G" shares; and

            (ii) the fair market value of any property, other than a Class "G"
                 share, given by the Company as payment for this consideration.

       (b) DETERMINATION OF THE FAIR MARKET VALUE OF THE CONSIDERATION

           At the time of the issue of the Class "G" shares, the Company and each subscriber of Class "G" shares, by way of a method deemed to be fair and reasonable, shall determine jointly and in good faith, the fair market value of each of the properties included in the consideration received by the Company at the time of the issue of these Class "G" shares.

       (c) ADJUSTMENT OF THE PREMIUM IN THE EVENT OF A CHALLENGE BY THE REVENUE DEPARTMENT

           In the event of a disagreement by the "Ministere du Revenu du Quebec" or by the Department of National Revenue, or by both, as to the determination of the fair market value of one or more of the properties included in the consideration received by the Company at the time of the issue of the Class "G" shares, the applicable departmental determination shall prevail. The amount of the premium relating to the retraction of the Class "G" shares shall be adjusted accordingly, provided the Department in question shall afford the Company and each Class "G" shareholder, or, in the event of a retraction of all the shares, the Company and each former Class "G" shareholder, the opportunity of challenging the departmental determination before the Department or before the courts. Where the provincial determination differs from the federal determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

    (6) RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "G" shares. However, this purchase price in no way shall exceed the retraction value referred to in subsection (5) above or the book value of the net assets of the Company.

H) CLASS "H" PREFERRED SHARES: The number of Class "H" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

    (1) DIVIDENDS. When the Company shall declare dividends, each Class "H" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A", "B" and "I", but subsequent to the shareholders of Class "D", "E", "F" and "G", and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend of eight percent (8%) per year, computed on the basis of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "H" shares, and it shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

    (2) REPAYMENT. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "H" shareholder shall be entitled, prior to the shareholders of Class "A", "B" and "I", but subsequent to the shareholders of Class "C", "D", "E", "F" and "G", to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "H" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "H" shares.

        INSUFFICIENT ASSETS

       If the assets of the Company are insufficient in order to pay to the Class "H" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "H" shares which they hold.

    (3) NO RIGHT TO ADDITIONAL SHARE IN PROFITS. Class "H" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

    (4) NO RIGHT TO VOTE.  Subject to the provisions of the COMPANIES ACT,
       Class "H" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

    (5) SHAREHOLDER'S RIGHT TO RETRACT SHARES. Subject to the provisions of the second paragraph of section 123.54 of the COMPANIES ACT, each Class "H" shareholder, at any time and in his or her discretion, shall be entitled, upon written notice, to retract, and to require the Company to redeem, all or part of his or her shares, at a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "H" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "H" shares. The retraction shall follow the procedure outlined in section (C) of Part II below.

    (6) RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "H" shares.

I) CLASS "I" PREFERRED SHARES: The number of Class "I" shares shall be unlimited and the consideration, paid into the subdivision of the issued and paid-up share capital account pertaining to these shares, shall also be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

    (1) DIVIDENDS. When the Company shall declare dividends, each Class "I" shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class "A" and "B", but subsequent to the shareholders of Class "D", "E", "F", "G" and "H", and from the funds declared for the payment of dividends, a maximum annual, preferential and non-cumulative dividend of eight percent (8%) per year, computed on the basis of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "I" shares, and it shall be incumbent on the directors to determine the date, the time and the terms or manner of payment thereof.

    (2) REPAYMENT. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class "I" shareholder shall be entitled, prior to the shareholders of Class "A" and "B", but subsequent to the shareholders of Class "C", "D", "E", "F", "G" and "H", to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "I" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "I" shares.

        INSUFFICIENT ASSETS

       If the assets of the Company are insufficient in order to pay to the Class "I" shareholders the entire amount to which they are entitled in accordance with the above, such assets shall be divided proportionally among them according to the number of Class "I" shares which they hold.

    (3) NO RIGHT TO ADDITIONAL SHARE IN PROFITS. Class "I" shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

    (4) NO RIGHT TO VOTE.  Subject to the provisions of the COMPANIES ACT,
       Class "I" shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

    (5) RIGHT OF COMPANY TO UNILATERALLY REDEEM SHARES. Subject to the provisions of the second paragraph of section 123.53 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so and upon at least thirty (30) days' written notice, shall be entitled to unilaterally redeem all or part of the Class "I" shares, at a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "I" shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class "I" shares. The redemption shall follow the procedure outlined in section (D) of
       Part II below.

    (6) RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class "I" shares.

                     PART II -- EXERCISE OF CERTAIN RIGHTS

(A) RIGHT TO EXCHANGE SHARES

    (1) EXCHANGE PROCEDURE. Each Class "B" shareholder who wishes to avail himself or herself of his or her right to exchange his or her shares shall deliver to the head office of the Company or to the office of its transfer agent a notice in writing indicating the number of Class "B" shares which he or she wishes to exchange as well as the date at which such exchange shall take place. This notice shall be sent along with the certificate or certificates representing the Class "B" shares which are to be exchanged and shall bear the signature of the person registered in the Book of the Company as being the holder of these Class "B" shares or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the Class "B" shares which are to be exchanged, the Company shall draw up a certificate for the Class "E" shares which it is issuing as consideration for the exchange.

    (2) PARTIAL EXCHANGE. If only part of the shares of the Class "B" shareholder is being exchanged, the Company shall, without charge, issue to him or her a new certificate representing his or her Class "B" shares which have not been exchanged.

    (3) AMENDMENT OF THE SUBDIVISIONS OF THE ISSUED AND PAID-UP SHARE CAPITAL ACCOUNT. In accordance with the provisions of the COMPANIES ACT, the Class "B" shares so exchanged shall be automatically cancelled at the date of their exchange and the Company shall amend accordingly the subdivisions of its issued and paid-up share capital account pertaining to the Class "B" and "E" shares.

(B) AUTOMATIC REDEMPTION OF SHARES UPON DEATH OF THE SHAREHOLDER

    (1) REDEMPTION PROCEDURE. Upon receipt of the certificate or certificates representing the Class "C" shares which are to be redeemed, and without regard to the other classes of shares, the Company shall proceed to automatically redeem the Class "C" shares, and, provided it may legally do so, the Company shall have thirty (30) days from the date of death to pay to the heirs, legatees, liquidators, transferees, mandataries, legal representatives, successors, assigns or rightful claimants of the deceased shareholder a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class "C" shares.

    (2) PAYMENT BEYOND THE DEADLINE. If the provisions of the second paragraph of section 123.54 of the COMPANIES ACT prevent it from paying the full redemption price to the heirs, legatees, liquidators, transferees, mandataries, legal representatives, successors, assigns or rightful claimants of the deceased shareholder within the time frame specified above, the Company shall pay a first instalment of the redemption price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

    (3) AMENDMENT OF THE SUBDIVISION OF THE ISSUED AND PAID-UP SHARE CAPITAL ACCOUNT. In accordance with the provisions of the COMPANIES ACT, the Class "C" shares so redeemed upon death of the shareholder shall be automatically cancelled at the date of their redemption and the Company shall reduce accordingly the subdivision of its issued and paid-up share capital account pertaining to the Class "C" shares.

(C) SHAREHOLDER'S RIGHT TO RETRACT SHARES

    (1) RETRACTION PROCEDURE. Each Class "D", "E", "F", "G" or "H" shareholder, as the case may be, who wishes to avail himself or herself of his or her right to retract shares shall deliver to the head office of the Company or to the office of its transfer agent a notice in writing indicating the number of shares of the applicable Class which are being retracted by the shareholder and which are to be redeemed by the Company as well as the date at which he or she wishes the retraction to take place. This notice shall be sent along with the certificate or certificates representing the shares of the applicable Class which are being retracted by the shareholder and which are to be redeemed by the Company and shall bear the signature of the person registered in the Book of the Company as being the holder of these shares of the applicable Class or the signature of his or her duly authorized representative. Upon receipt of this notice and of the certificate or certificates representing the shares of the applicable Class which are being retracted by the shareholder and which are to be redeemed by the Company, and without regard to the other classes of shares, the Company shall proceed to redeem the shares of the applicable Class and shall have thirty (30) days from the date of retraction to pay to the shareholder of the applicable Class, or, in the event of a retraction of all of the shares, to the former shareholder of the applicable Class, the retraction price of his or her shares.

    (2) PAYMENT BEYOND THE DEADLINE. If the provisions of the second paragraph of section 123.54 of the COMPANIES ACT prevent it from paying the full retraction price to a shareholder or to a former shareholder within the time frame specified above, the Company shall pay a first instalment of the retraction price within the thirty (30) day time limit, provided that it may legally do so, and it shall pay any unpaid balance as soon as it shall be legally able to do so.

    (3) PARTIAL RETRACTION. If only part of the shareholder's issued and outstanding Class "D", "E", "F", "G" or "H" shares, as the case may be, is being retracted and redeemed, the Company shall, without charge, issue to the shareholder in question a new certificate representing his or her shares of this Class which have not been retracted and redeemed.

    (4) AMENDMENT OF THE SUBDIVISION OF THE ISSUED AND PAID-UP SHARE CAPITAL ACCOUNT. In accordance with the provisions of the COMPANIES ACT, the Class "D", "E", "F", "G" or "H" shares, as the case may be, so retracted by the shareholder and redeemed by the Company shall be automatically cancelled at the date of their retraction and redemption and the Company shall reduce accordingly the subdivision of its issued and paid-up share capital account pertaining to shares of the appropriate Class.

(D) RIGHT OF COMPANY TO UNILATERALLY REDEEM SHARES

    (1) REDEMPTION PROCEDURE. When the Company plans to proceed with a redemption of Class "I" shares, it shall, at least thirty (30) days prior to the date scheduled for such redemption, provide notice in writing of its intention to any Class "I" shareholder whose shares are to be redeemed and who is registered in the Book of the Company on the day when the notice is sent. Such notice shall be sent by registered or certified mail to each shareholder so registered whose shares are to be redeemed, at his or her last-known address indicated in the Book of the Company. The accidental failure or involuntary omission to give such notice to any shareholder shall not void the redemption with respect to the shares of any other shareholder who shall have received such notice.

    (2) PARTIAL REDEMPTION. If the Company proceeds to effect a partial redemption of the Class "I" shares, this redemption shall be carried out proportionally to the number of issued and outstanding Class "I" shares, regardless of fractional shares. If only part of the shareholder's issued and outstanding Class "I" shares is being redeemed, the Company shall, without charge, issue to the shareholder in question a new certificate representing his or her Class "I" shares which have not been redeemed.

    (3) CONTENTS OF THE NOTICE. The notice shall specify the price per share at which the redemption shall take place, the redemption date and, if the redemption applies only to part of the issued and outstanding Class "I" shares, the number of shares which are to be redeemed. The notice shall also indicate to any shareholder the date, the time and the place as well as the procedure to be followed for the surrender of the certificate or certificates representing the shares which are to be redeemed and for the payment of the redemption price.

    (4) AMENDMENT OF THE SUBDIVISION OF THE ISSUED AND PAID-UP SHARE CAPITAL ACCOUNT. In accordance with the provisions of the COMPANIES ACT, the Class "I" shares so redeemed unilaterally by the Company shall be automatically cancelled at the date of their redemption and the Company shall reduce accordingly the subdivision of its issued and paid-up share capital account pertaining to the Class "I" shares.

(E) RIGHT TO PURCHASE SHARES BY MUTUAL AGREEMENT

    In accordance with the provisions of the COMPANIES ACT, the Class "C", "D", "E", "F", "G", "H" or "I" shares, as the case may be, purchased by mutual agreement shall be automatically cancelled at the date of their purchase and the Company shall reduce accordingly the subdivision of its issued and paid-up share capital account pertaining to the shares of the appropriate Class.

(F) VETO RIGHT

    No conversion of all or part of Class "C", "D", "E", "F", "G", "H" or "I" shares, as the case may be, into shares of another class, whether in existence or not, no creation of new classes of shares, which are at par with, or preferential to, the shares of the appropriate Class, and no amendment of the provisions above concerning the shares of the appropriate Class or other existing classes of shares, with a view to conferring to the shares of these other classes rights or privileges equal or preferential to those attaching to the shares of the appropriate Class, shall be authorized unless this conversion, creation or amendment shall have been approved by the vote of at least three quarters ( 3/4) of the shares of the appropriate Class, as well as, separately, by each class of shares the rights of which could be affected by this conversion, creation or amendment, as represented by the holders thereof attending in person or by proxy at a special or general meeting convened for this purpose, in addition to the other requirements of the COMPANIES ACT.

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                                   SCHEDULE B

                                 PERTAINING TO

                     RESTRICTIONS ON THE TRANSFER OF SHARES

CONSENT OF THE DIRECTORS OR OF THE SHAREHOLDERS

    No share issued by the Company shall be transferred or assigned without the consent:

    (a) either of a majority of the directors, which consent shall be evidenced by a resolution of the Board of Directors or by one (1) or more documents signed by a majority of the directors;

    (b) or of a majority of the shareholders entitled to vote, which consent shall be evidenced by a resolution of these shareholders or by one
       (1) or more documents signed by a majority of these shareholders.

    This consent, however, may validly be given after the transfer or assignment has been registered in the Book of the Company, in which case the transfer or assignment shall be valid and take effect retroactively upon the date on which the transfer or assignment was recorded.

                                   SCHEDULE C

                                 PERTAINING TO

                                OTHER PROVISIONS

1.  CLOSED COMPANY

    The Company shall be a "closed company" as defined within the meaning of section 5 of the SECURITIES ACT (R.S.Q., c. V-1.1), and, as such:

    a)  the number of shareholders of the Company shall be limited to fifty
       (50), exclusive of present or former employees of the Company or of a subsidiary; two (2) or more persons who jointly hold one (1) or more shares shall be counted as one (1) shareholder; and

    b) any invitation to the public to subscribe for any securities shall be prohibited.

2.  BORROWING POWERS

    In addition to the powers conferred by the articles, in accordance with section 123.13 of the COMPANIES ACT, R.S.Q., c. C-38, and without restricting the generality of the powers conferred upon the directors by sections 123.6 and 77 of the COMPANIES ACT, the directors, if they see fit, and without having to obtain the authorization of the shareholders, may:

    a)  borrow money upon the credit of the Company;

    b) issue debentures or other securities of the Company and pledge or sell the same at such price or for such amount as is deemed appropriate;

    c) hypothecate the immovable and movable or otherwise affect the movable property of the Company; and

    d) delegate one (1) or more of the above-mentioned powers to a director, to an Executive Committee, to a committee of the Board of Directors or to an officer of the Company.

3.  PARTICIPATION IN MEETINGS BY WAY OF TECHNICAL MEANS

    One (1), several or all of the shareholders may participate in a meeting of the shareholders by way of technical means, such as a telephone, enabling them to communicate with the other shareholders or persons participating in the meeting. In such cases, these shareholders shall be deemed to have attended the meeting and this meeting shall be deemed to have been held in the Province of Quebec. The shareholders attending a meeting held using such technical means may decide on any matter which may be considered by a meeting of the shareholders. A shareholder who participates in the meeting by way of technical means may not be represented by proxy.

4.  MEETINGS OF THE SHAREHOLDERS OUTSIDE THE PROVINCE OF QUEBEC

    Meetings of the shareholders of the Company, including annual general meetings and special meetings, may take place outside the Province of Quebec. In addition, shareholders of the Company may participate in, and vote at, any meeting of the shareholders outside the Province of Quebec by way of any means enabling the participants to communicate amongst themselves.

5.  UNANIMOUS SHAREHOLDER AGREEMENT

    Where, pursuant to the articles, a power, which is to be exercised by the Board of Directors, has been withdrawn from the authority of the directors in order to be assumed by the shareholders pursuant to a unanimous shareholder agreement according to section 123.91 of the COMPANIES ACT, any reference, in the articles, to the exercise of such power by the Board of Directors or by one
(1) or more directors shall be read as a reference to an exercise of this power by the meeting of the shareholders pursuant to the unanimous shareholder agreement.